Exhibit (m)(i)(B)

DIREXION SHARES ETF TRUST

The maximum annualized fee rate pursuant to Paragraph 1 of the Direxion Shares ETF Trust Distribution Plan shall be 0.25% for the following Funds:

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion All Cap Insider Sentiment Shares
Direxion S&P 500® DRRC Index Volatility Response Shares
Direxion Zacks MLP High Income Shares
Direxion iBillionaire Index ETF
Direxion Value Line Mid- and Large-Cap High Dividend ETF
Direxion Value Line Small- and Mid-Cap High Dividend ETF
Direxion Value Line Conservative Equity ETF
Direxion Credit Suisse U.S. Hedged Equity Index

1X BEAR FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion Daily Corporate Bond Bear 1X Shares
Direxion Daily Large Cap Bear 1X Shares
Direxion Daily Municipal Bond Taxable Bear 1X Shares
Direxion Daily Small Cap Bear 1X Shares
Direxion Daily Total Market Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily MSCI EAFE Currency Hedged Bear 1X Shares
Direxion Daily MSCI Emerging Markets Currency Hedged Bear 1X Shares
Direxion Daily MSCI Europe Currency Hedged Bear 1X Shares
Direxion Daily MSCI Japan Currency Hedged Bear 1X Shares
Direxion Daily MSCI Germany Currency Hedged Bear 1X Shares
Direxion Daily S&P Biotech Bear 1X Shares
Direxion Daily Healthcare Bear 1X Shares
Direxion Daily CSI 500 China A Shares Bear 1X Shares
Direxion Daily SME-ChiNext 100 China A Shares Bear 1X Shares
Direxion Daily CSI Internet China A Shares Bear 1X Shares
Direxion Daily MSCI China A Bear 1X Shares
Direxion Daily Cyber Security Bear 1X Shares
Direxion Daily Greece Bear 1X Shares
Direxion Daily Pharmaceutical & Medical Bear 1X Shares

LEVERAGED FUNDS

1.25X Funds

Direxion Daily S&P 500® Bull 1.25X Shares
Direxion Daily FTSE Developed Markets Bull 1.25X Shares
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares
Direxion Daily 7-10 Year Treasury Bull 1.25X Shares
Direxion Daily 20+ Year Treasury Bull 1.25X Shares
Direxion Daily Corporate Bond Bull 1.25X Shares
Direxion Daily Small Cap Bull 1.25X Shares
Direxion Daily Mid Cap Bull 1.25X Shares
Direxion Daily Dow 30 Bull 1.25X Shares
Direxion Daily Financial Select Sector Bull 1.25X Shares
Direxion Daily Technology Select Sector Bull 1.25X Shares
Direxion Daily Health Care Select Sector Bull 1.25X Shares
Direxion Daily 1.25X Energy Select Sector Bull 1.25X Shares
Direxion Daily Consumer Staples Select Sector Bull 1.25X Shares
Direxion Daily Industrial Select Sector Bull 1.25X Shares
Direxion Daily Consumer Discretionary Select Sector Bull 1.25X Shares
Direxion Daily Utilities Select Sector Bull 1.25X Shares
Direxion Daily Materials Select Sector Bull 1.25X Shares
Direxion Daily FTSE Developed Europe Currency Hedged Bull 1.25X Shares
Direxion Daily FTSE Emerging Markets Currency Hedged Bull 1.25X Shares
Direxion Daily FTSE Japan Currency Hedged Bull 1.25X Shares
Direxion Daily FTSE Europe Currency Hedged Bull 1.25X Shares

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily S&P 500® Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily Homebuilders & Supplies Bull 2X Shares	Direxion Daily Homebuilders & Supplies Bear 2X Shares
Direxion Daily Small Cap Bull 2X Shares
Direxion Daily 7-10 Year Treasury Bear 2X Shares
Direxion Daily 20+ Year Treasury Bull 2X Shares	Direxion Daily 20+ Year Treasury Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily MSCI EAFE Currency Hedged Bull 2X Shares	Direxion Daily MSCI EAFE Currency Hedged Bear 2X Shares
Direxion Daily MSCI Emerging Markets Currency Hedged Bull 2X Shares	Direxion Daily MSCI Emerging Markets Currency Hedged Bear 2X Shares
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	Direxion Daily MSCI Europe Currency Hedged Bear 2X Shares
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	Direxion Daily MSCI Japan Currency Hedged Bear 2X Shares
Direxion Daily MSCI Germany Currency Hedged Bull 2X Shares	Direxion Daily MSCI Germany Currency Hedged Bear 2X Shares
Direxion Daily S&P 500 Equal Weight Bull 2X Shares	Direxion Daily S&P 500 Equal Weight Bear 2X Shares

Direxion Daily S&P 500 Low Volatility Bull 2X Shares	Direxion Daily S&P 500 Low Volatility Bear 2X Shares
Direxion Daily MLP Bull 2X Shares	Direxion Daily MLP Bear 2X Shares
Direxion Daily Emerging Market Bond Bull 2X Shares	Direxion Daily Emerging Market Bond Bear 2X Shares
Direxion Daily Cyber Security Bull 2X Shares	Direxion Daily Cyber Security Bear 2X Shares
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Direxion Daily CSI 500 China A Share Bull 2X Shares
Direxion Daily SME-ChiNext 100 China A Shares Bull 2X Shares
Direxion Daily CSI Internet China A Shares Bull 2X Shares
Direxion Daily MSCI China A Bull 2X Shares
Direxion Daily Clean Energy Bull 2X Shares	Direxion Daily Clean Energy Bear 2X Shares
Direxion Daily Greece Bull 2X Shares
Direxion Daily S&P Biotech Bull 2X Shares	Direxion Daily S&P Biotech Bear 2X Shares

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily Clean Energy Bull 3X Shares	Direxion Daily Clean Energy Bear 3X Shares
Direxion Daily Corporate Bond Bull 3X Shares	Direxion Daily Corporate Bond Bear 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Healthcare Bear 3X Shares
Direxion Daily High Yield Bull 3X Shares	Direxion Daily High Yield Bear 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Municipal Bond Taxable Bull 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Silver Miners Bull 3X Shares	Direxion Daily Silver Miners Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Japan Bull 3X Shares

Direxion Daily China A Share Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily MSCI EAFE Currency Hedged Bull 3X Shares	Direxion Daily MSCI EAFE Currency Hedged Bear 3X Shares
Direxion Daily MSCI Emerging Markets Currency Hedged Bull 3X Shares	Direxion Daily MSCI Emerging Markets Currency Hedged Bear 3X Shares
Direxion Daily MSCI Europe Currency Hedged Bull 3X Shares	Direxion Daily MSCI Europe Currency Hedged Bear 3X Shares
Direxion Daily MSCI Japan Currency Hedged Bull 3X Shares	Direxion Daily MSCI Japan Currency Hedged Bear 3X Shares
Direxion Daily FTSE Cürex USD Bull 3X Shares	Direxion Daily FTSE Cürex USD Bear 3X Shares
Direxion Daily FTSE Cürex EUR Bull 3X Shares	Direxion Daily FTSE Cürex EUR Bear 3X Shares
Direxion Daily FTSE Cürex YEN Bull 3X Shares	Direxion Daily FTSE Cürex YEN Bear 3X Shares
Direxion Daily MSCI Germany Currency Hedged Bull 3X Shares	Direxion Daily MSCI Germany Currency Hedged Bear 3X Shares
Direxion Daily S&P 500 Equal Weight Bull 3X Shares	Direxion Daily S&P 500 Equal Weight Bear 3X Shares
Direxion Daily S&P 500 Low Volatility Bull 3X Shares	Direxion Daily S&P 500 Low Volatility Bear 3X Shares
Direxion Daily MLP Bull 3X Shares	Direxion Daily MLP Bear 3X Shares
Direxion Daily Emerging Market Bond Bull 3X Shares	Direxion Daily Emerging Market Bond Bear 3X Shares
Direxion Daily Cyber Security Bull 3X Shares	Direxion Daily Cyber Security Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bear 3X Shares

Up to 0.25% of average daily net assets. The current authorized maximum annualized fee is 0% of average daily net assets.

Last Updated:  November 24, 2015